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                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






To Wilshire Oil Company of Texas:


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-40324.


                                          /s/ Arthur Andersen LLP
                                          ARTHUR ANDERSEN LLP

Roseland, New Jersey
March 28, 1996


                                      F-17